WESMARK FUNDS

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

SUPPLEMENT DATED AUGUST 8, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION PART C. OTHER INFORMATION

DATED FEBRUARY 28, 2014

Effective July 30, 2014, the following changes will be made to the Funds’ Statement of Additional Information dated February 28, 2014:

1.	The following disclosure replaces in its entirety the same disclosure under “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? — OFFICERS” on page 27 of the Statement of Additional Information:

Todd P. Zerega Age: 40 700 13th Street, N.W. Washington, D.C. 20005-3690	SECRETARY Began serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP. Previous Positions: Partner, Reed Smith LLP.

2.

The following disclosure replaces in its entirety the same disclosure under “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – Committees of the Board” on page 28 of the Statement of Additional Information:

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (Audit Firm). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and Mr. Gleason. The Audit Committee met four times during the fiscal year ended December 31, 2013.

The Board has a Nominating Committee that meets periodically to advise and assist the Board in nominating candidates to serve as trustees of the Trust. The Nominating Committee has adopted a Nominating Committee Charter to govern its operation. The members of the Nominating Committee, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Hay and Mr. Gleason. The Nominating Committee of the Board did not meet during the fiscal year ended December 31, 2013.

The Nominating Committee’s Charter provides that the committee will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider factors, such as each nominee’s integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge and experience, dedication and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: WesMark Funds, c/o Perkins Coie LLP, 700 13th Street, N.W., Washington, D.C. 20005-3690.

3.	The following disclosure replaces in its entirety the same disclosure under “LEGAL COUNSEL” on page 33 of the Statement of Additional Information:

Perkins Coie LLP

Phillips, Gardill, Kaiser & Altmeyer, PLLC

4.	The following disclosure replaces in its entirety the same disclosure under “FUND COUNSEL” on page 34 of the Statement of Additional Information:

Perkins Coie LLP serves as counsel to the Funds.

5.	The following disclosure replaces in its entirety the same disclosure under “ADDRESSES” on page 40 of the Statement of Additional Information:

Fund Counsel

Perkins Coie LLP

700 13th Street, N.W.

Washington, D.C. 20005-3690

6.	The following disclosure replaces in its entirety the same disclosure under “Item 33. Location of Accounts and Records” on page 7 of the PART C. OTHER INFORMATION:

Registrant	Perkins Coie LLP 700 13th Street, N.W. Washington, D.C. 20005-3690 (Notices should be sent to the Agent for service at the above address)

* * * * *

This Supplement to the Statement of Additional Information of the WesMark Funds should be retained for future reference.